Segment information (Tables)	12 Months Ended
Dec. 31, 2012
Segment information
Schedule of Group's net revenue generated from different geographic locations
	Year Ended December 31,
	2010	2011	2012
	RMB	RMB	RMB
China	6,010,415	5,546,700	3,086,589
Outside China:
Germany	2,126,975	2,110,751	1,265,827
Rest of the world	3,623,390	3,075,403	2,366,649
Total outside China	5,750,365	5,186,154	3,632,476
Total net revenue	11,760,780	10,732,854	6,719,065